SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                AMENDMENT NO. 1


                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
              of the Securities and Exchange Act of 1934

 Date of Report (Date of earliest event reported) :June 27, 1994


 SHARED TECHNOLOGIES INC. .
 DELAWARE 0-17366 87-0424558 .
(State of other (Commission (I.R.S. Employer
Jurisdiction of incorporation) File Number Identification No.)

100 Great Meadow Road, Suite 104
Wethersfield, CT                                  06109    .
(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code 203-258-2400



Total number of sequentially numbered paged in this filing, including exhibits hereto: 7




Item 2.  Acquisition or Disposition of Assets.

On June 27, 1994, Shared Technologies Inc., ("STI" or the "Company"), completed its previously announced acquisition of the partnership interests of Access Telecommunication Group, L.P. ("Access") for $9,000,000, subject to certain post-closing adjustments. The $9,000,000 was comprised of $4,000,000, paid at closing, from the sale of approximately 1,063,000 shares of the Company's Common Stock, $.004 par value, and the issuance to the sellers of certain shares of Preferred Stock, as follows:

Series E Preferred Stock. STI issued 400,000 shares of Series E Preferred Stock, par value $3.75 per share accounting for $1,500,000 of the purchase price, which shares have the following features:
         i) 8% coupon per annum, payable at STI's option in cash or in STI Common Stock at the conversion date or at redemption, if earlier.

         ii) Redeemable in cash by STI at par on or before December 31, 1994.

         iii) If not redeemed, each share of Series E Preferred Stock converts on January 1, 1995 to the number of shares of STI Common Stock derived by dividing $3.75 by the lesser of $3.75 or the average daily closing bid price of the Common Stock for the 30 trading days immediately preceding January 1, 1995.

Series F Preferred. STI also issued 700,000 shares of Series F Preferred Stock, par value $5.00 per share accounting for $3,500,000 of the purchase price, bearing no dividends but having the following features:
         i)       Redeemable in cash by STI at par through June
                  30, 1995.

         ii) If not redeemed, each share of Series F Preferred converts on July 1, 1995 to the number of shares of STI $.004 Common Stock derived by dividing the number 1 by a fraction, the denominator of which is $5.00 and the numerator of which is 90% of the average market price of STI Common Stock for the 30 trading days prior to July 1, 1995.

Additionally at closing, STI issued Warrants to purchase 225,000 shares of STI $.004 Common Stock exercisable at $4.25 per share for five years. If STI elects to permit the Series E Preferred Stock to convert rather than to redeem the same, then STI shall issue additional Warrants on the same terms and conditions to purchase an additional 175,000 shares of STI Common Stock. Certain registration rights are carried by the Series E and Series F Preferred shares and the Warrants. There were no material relationships between the Company and Access Telecommunication Group, L.P. as of the date of this agreement.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  (i) Audited consolidated balance sheets of Access Telecommunication Group, L.P. ("Access") as of December 31, 1992 and 1991, and the related audited consolidated statements of income and Partners'(Deficit) Equity, and cash flows for the years ended December 31, 1992 and 1991, including the notes thereto. Incorporated by reference from Exhibit 10.1 of the Company's Form 8-K for June 27, 1994 filed on July 8,1994.


                  (ii) Audited consolidated balance sheets of Access Telecommunication Group, L.P.("Access") as of December 31,1993 and 1992, and the related audited consolidated statements of income and Partners'(Deficit) Equity, and cash flows for the years ended December 31, 1993 and 1992, including the notes thereto. Incorporated by reference from Exhibit 10.1 of the Company's Form 8-K for June 27, 1994 filed on July 8,1994.

                  (iii)Unaudited consolidated balance sheets of Access Telecommunication Group, L.P. ("Access") as of April 30, 1994 and April 30, 1993 and the related unaudited consolidated statements of income, and cash flow for the periods ended April 30,1994 and April 30, 1993.

                  (b) Pro forma financial information.

                  The required pro forma financial information will be filed as soon as practicable and, in any event, within 60 days of the date of the filing of this Current Report on Form 8-K.

                  (c)      Exhibits.

                  Exhibit No.      Description
                  10.1             Partnership Interests and
                                   Share Purchase Agreement dated June 27, 1994.
                                   Incorporated  by reference  from Exhibit 10.1
                                   of the Company's Form 8-K for June 27, 1994 filed on July 8, 1994.

                  10.2             Accounts Security Agreement
                                   dated June 27, 1994.Incorporated by
                                   reference from Exhibit 10.1 of the
                                   Company's Form 8-K for June 27, 1994 filed on July 8,1994.

                  10.3             Pledge Agreement dated June
                                   27, 1994. Incorporated by reference from
                                   Exhibit 10.1 of the Company's Form 8-K for
                                   June 27, 1994 filed on July 8,1994.

                  10.4 Registration Rights Agreement dated June 27, 1994.Incorporated by reference from Exhibit
                                   10.1 of the Company's Form 8-K for June 27, 1994 filed on July 8,1994.

                  10.5 Form of Warrant dated June 1994. Incorporated by reference from Exhibit 10.1 of the Company's Form 8-K for June 27, 1994 filed on July 8,1994.

                  10.6 Purchase Agreement between Shared Technologies Inc. and International Capital Partners, Inc. and others. Incorporated by reference from Exhibit 10.11 of the Company's Form 10K/A Amendment No. 1 for December 31, 1993. Incorporated by reference from Exhibit
                                   10.1 of the Company's Form 8-K for June 27,
                                   1994  filed on July 8, 1994.

                  10.7             Form of Common Stock Purchase Warrant.
                                   Incorporated by reference from Exhibit 10.2
                                   of the Company's Form 10K/A Amendment No. 1 for December 31, 1993. Incorporated by reference from Exhibit 10.1 of the Company's Form 8-K for June 27, 1994 filed on July 8, 1994.




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            SHARED TECHNOLOGIES INC.



Date: January 19, 1995              By:   /s/ Vincent DiVincenzo
                                       Vincent DiVincenzo
                                       Senior Vice President-Finance
                                       and Administration, Treasurer,
                                       Chief Financial Officer





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




Access Communication
Balance Sheets
April 30, 1994 and 1993
(Unaudited)
                                  April 30, 1994                 April 30, 1993
                                   ---------------------------------------------

Current Assets:
Cash                                    ($252,880                         $43,104
Accounts receivable, less allowance for doubtful
accounts of $154,831 and $68,565 at April 30, 1994
and 1993                                 2,997,599                     2,751,181
Lease receivable                           103,562                       214,824
Prepaid expense                              8,527                         3,760
Inventory                                   28,007                        18,981
Other A/R                                   14,455                      (10,000)
     Total current assets                2,899,270                     3,021,850
Property & Equipment
Property & Equipment                     3,538,471                     3,005,935
Accumulated depreciation                (1,807,470)                  (1,554,948)
                                         1,731,001                     1,450,987
Other assets:
Intangible Assets                           49,152                        47,034
Lease receivable-long term                 248,792                             -
Other                                        2,956                        12,890
Total other assets                         300,900                        59,924

Total assets                            $4,931,171                    $4,532,761


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

Access Communication
Balance Sheets
April 30, 1994 and 1993
(Unaudited)
                                  April 30, 1994    April 30, 1993
                                  ----------------------------------------------

Current Liabilities:
Accounts payable                  $1,629,467           $1,772,317
Phone bills payable                  791,822            1,018,220
Taxes payable                        412,177              287,308
Current deferred revenue             295,772              340,449
Current capital lease obligations    468,075              277,003
Total current liabilities          3,597,313            3,695,297
Long Term Liabilities
Long term capital lease              883,712              634,149
Long term deferred revenue            97,999               96,710
Notes payable                         79,755               78,207
Total long term liabilities        1,061,466              809,066
Equity
Retained earnings                     67,538             (62,973)
Current year P&L                     204,854               91,371
Total stockholders' equity           272,392               28,398

Total liabilities and stockholders' equit
                                  $4,931,171          $4,532 ,761






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

Access Communication
Income Statement
For the Four  Months Ended
April 30, 1994 and 1993
(Unauduted)
                                   April 30, 1994        April 30, 1993
                                   --------------------------------------------
Revenue:
Shared tenant services              $2,532,515           $2,079,769
System sales                           768,948            1,397,938
Contract services                      225,178              110,385
Accessplus                           2,305,447            2,519,539
Total revenue                        5,832,088            6,107,631
Cost of revenue:
Shared tenant services               1,471,811            1,308,822
System sales                           548,919            1,221,931
Contract services                       38,089                8,423
Accessplus                           1,827,450            2,070,329
Miscellaneous cost of sales             10,795               14,506
Total cost of  revenue               3,897,064            4,624,011
Gross margin                         1,935,024            1,483,620

Selling, General & Administrative Expenses
Salaries & Related                     821,239              693,334
Travel & related                        15,801               18,320
General & administrative               643,657              469,215
Miscellaneous                          319,801              273,975
Total Field S/G & A Expenses         1,800,498            1,454,844
Operating Income                       134,526               27,776
Non-operating revenue                  $70,328              $62,595
Net Income                            $204,854              $91,371


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


Access Communication
Statement of Cash Flows
 For the Four Months Ended
April 30, 1994 and 1993
(unaudited)
                                        April 30, 1994        April 30, 1993
                                         -------------------------------------
Cash Flows from Operating Activities
Net Income                                 $204,854              $91,371
Adjustments:
Depreciation & amortization                 216,917              187,638
Provision for doubtful accounts              40,000               32,000
Change in Assets and  Liabilities:
(Increase) decrease in accounts receivable  141,036              147,670
(Increase) decrease in prepaid expenses and inventories
                                             (7,311)              923,430
Increase (decrease) in accounts payable and
accrued liabilities                        (729,682)            (973,232)
Increase (decrease) in deferred revenue     (51,095)              267,868
Net cash provided by operating activities  (185,281)              676,745
Cash Flows from Investing Activities
Proceeds from disposals of equipment        174,623              116,250
Capital expenditures                       (199,139)            (395,008)
Capitalization of organization costs            121                    -
                                         ------------------------------------
Net cash used in investing activities       (24,395)            (278,758)
Cash Flows From Financing Activities
Payments received on sales-type leases       33,674               21,069
Payments received on note receivable         47,874
Payments on notes payable                  (387,441)
Payments on capital lease obligations      (152,883)            (180,548)
Net cash provided by (used in) financing activities
                                           (119,209)            (499,046)
Net decrease in cash                       (328,885)            (101,059)
Cash, Beginning of Period                    76,005              144,163
Cash, End of Period                       ($252,880)              $43,104


                      Access Telecommunication Group, L.P.

                          Notes to Financial Statements

                             April 30, 1994 and 1993
                                   (Unaudited)

1. Significant Accounting Policies

Organization and Basis of Presentation

Access Telecommunication Group, L.P. (Access Communication) was formed January 1, 1990, as a Texas limited partnership. The Partnership primarily provides telecommunication services to tenants of office buildings. Telecommunication services include provision of long distance, sales of telecommunication systems and equipment, and management of telecommunication facilities and equipment. The Partnership transacts a significant volume of business with entities that are owned by the Trammell Crow Company, a related party.

Inventory

Inventory is carried at the lower of cost or market using the first-in, first-out (FIFO) method.

Furniture and Equipment

Furniture and equipment include equipment leased under capital lease agreements and are recorded at cost. Depreciation and amortization are computed using the straight-line method over the lesser of the estimated useful lives of the assets or the terms of the leases, generally from three to five years.

Revenue

Telecommunication revenues are recognized when customers use telecommunication services. Sales of telecommunication equipment are recognized upon delivery to the customer.

Income Taxes

The results of operations of Access are included in the income tax returns of the respective partners; accordingly, no provision for income taxes is recorded in the accompanying financial statements.

The Partnership's income tax returns are subject to examination by federal and state taxing authorities. If such examinations result in changes to the Partnership's income, the taxable income of the partners will be changed accordingly.

                      Access Telecommunication Group, L.P.

                    Notes to Financial Statements (continued)


2. Notes Payable

Notes payable consist of notes to two of the limited partners. These notes bear interest at 7% per annum and are due in full, with accrued interest, on July 1, 1994.

3. Related Party Transactions

The Partnership provides telecommunications services to certain related parties, including entities that are owned by the Trammell Crow Company.

4. Commitments

Under the terms of the Partnership's agreements with certain of its primary long distance usage providers, Access is committed to purchase certain minimum usage amounts each year from 1994 through 1997.